UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2004

COLONIAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index
EX-2.1 AGREEMENT AND PLAN OF MERGER DATED 10-25-2004
EX-10.1 VOTING AGREEMENT/COLONIAL PROPERTIES TRUST & GLADE M. KNIGHT
EX-10.2 VOTING AGREEMENT/COLONIAL PROPERTIES TRUST & THOMAS H. LOWDES
EX-99.1 JOINT PRESS RELEASE DATED OCTOBER 25,2004

Item 1.01 Entry into a Definitive Material Agreement

Colonial Properties Trust (“Colonial”), CLNL Acquisition Sub LLC, a wholly-owned subsidiary of Colonial (“Colonial Merger Sub”), and Cornerstone Realty Income Trust, Inc. (“Cornerstone”) entered into an Agreement and Plan of Merger, dated as of October 25, 2004 (the “Merger Agreement”), which sets forth the terms and conditions pursuant to which Cornerstone will be merged with and into Colonial Merger Sub (the “Merger”).

Under the terms of the Merger Agreement, Cornerstone shareholders have the right to elect to receive the merger consideration in Colonial common shares or preferred depositary shares, subject to the restriction that the preferred depositary shares issued shall not exceed 25 percent of the total merger consideration. The Merger Agreement provides that Cornerstone shareholders who elect to receive common shares will receive 0.2584 Colonial common shares for each Cornerstone share. Cornerstone shareholders who elect to receive preferred depositary shares will receive 0.4200 shares of $25 liquidation preference redeemable Series E Preferred Depositary Shares with a dividend rate of 7.62 percent (subject to increase based on future increases in the level of quarterly Colonial common share dividends above $0.79 per share) which will be listed on the NYSE. The exchange ratios are subject to adjustments based on the resolution of certain tax matters of Cornerstone.

Completion of the Merger is subject to a number of customary conditions, including, but not limited to, the approval of the Merger Agreement by the shareholders of Cornerstone and the shareholders of Colonial, the receipt of necessary consents, the resolution of certain tax matters of Cornerstone and the redemption of Cornerstone’s existing Series A preferred shares.

Under the terms of the Merger Agreement, Cornerstone has the right to terminate the transaction if Colonial’s average common share price for the 20 trading days preceding 10 trading days prior to the close of the transaction is below $31.00, subject to Colonial’s right to pay additional consideration, in the form of Colonial common shares, cash or a combination, equal to $31.00 minus Colonial’s average common share price. Colonial has the right to terminate the transaction if Colonial’s average common share price for the same period is above $49.00.

Concurrently with the execution of the Merger Agreement, Glade M. Knight, Chairman and Chief Executive Officer of Cornerstone, and a related entity entered into a voting agreement (the “Knight Voting Agreement”) with Colonial. Pursuant to the Knight Voting Agreement, Mr. Knight has agreed to vote his common shares of Cornerstone in favor of the Merger and other transactions contemplated by the Merger Agreement, and against any action or agreement in opposition to or in competition with the Merger. In addition, concurrent with the execution of the Merger Agreement, Thomas H. Lowder, Chairman of the Board, President and Chief Executive Officer of Colonial, and related entities entered into a voting agreement (the “Lowder Voting Agreement”) with Cornerstone. Pursuant to the Lowder Voting Agreement, Mr. Lowder has agreed to vote his common shares of Colonial in favor of the issuance of Colonial shares contemplated by the Merger under the listing standards of the New York Stock Exchange, and against any action or agreement made or taken in opposition to or in competition with the Merger.

For additional information, reference is made to the Merger Agreement and the Voting Agreements, which are incorporated by reference herein as exhibits to this report, and the press release, which is incorporated by reference herein as an exhibit to this report. The foregoing descriptions are qualified in their entirety by reference to the Merger Agreement and the Voting Agreements.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger of Cornerstone Realty Income Trust, Inc. with and into Colonial Properties Trust, Cornerstone and Colonial Properties intend to file relevant materials with the Securities and Exchange Commission, including a registration statement on Form S-4 that will contain a prospectus and a joint proxy statement. INVESTORS AND SECURITY HOLDERS OF CORNERSTONE AND COLONIAL PROPERTIES ARE URGED TO READ THE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CORNERSTONE, COLONIAL PROPERTIES AND THE MERGER. The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by Cornerstone and Colonial Properties with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Colonial Properties by directing a written request to Colonial Properties Trust, 2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35203, Attention: Investor Relations, and free copies of the documents filed with the SEC by Cornerstone by directing a written request to Cornerstone Realty Income Trust, Inc., 306 East Main Street, Richmond, Virginia 23219, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

Cornerstone, Colonial Properties and their respective executive officers, trustees and directors may be deemed to be participants in the solicitation of proxies from the security holders of Cornerstone and Colonial Properties in connection with the merger. Information about those executive officers and directors of Cornerstone and their ownership of Cornerstone common shares is set forth in the proxy statement for Cornerstone’s 2004 Annual Meeting of Shareholders, which was filed with the SEC on April 8, 2004. Information about the executive officers and trustees of Colonial Properties and their ownership of Colonial Properties common stock and limited partnership units in Colonial Realty Limited Partnership is set forth in the proxy statement for Colonial Properties’ 2004 Annual Meeting of Shareholders, which was filed with the SEC on March 22, 2004. Investors and security holders may obtain additional information regarding the direct and indirect interests of Cornerstone, Colonial Properties and their respective executive officers, trustees and directors in the merger by reading the proxy statement and prospectus regarding the merger when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of October 25, 2004, by and among Colonial Properties Trust, CLNL Acquisition Sub LLC and Cornerstone Realty Income Trust, Inc.

10.1	Voting Agreement, dated as of October 25, 2004, by and among Colonial Properties Trust, Glade M. Knight and JAMN Ltd Partnership LLC

10.2	Voting Agreement, dated as of October 25, 2004, by and among Cornerstone Realty Income Trust, Inc. and Thomas H. Lowder

99.1	Joint Press Release, dated October 25, 2004, of Colonial Properties Trust and Cornerstone Realty Income Trust, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

Date: October 27, 2004	By:	/s/ Weston M. Andress

	Name:	Weston M. Andress
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger dated as of October 25, 2004, by and among Colonial Properties Trust, CLNL Acquisition Sub LLC and Cornerstone Realty Income Trust, Inc.

10.1	Voting Agreement, dated as of October 25, 2004, by and among Colonial Properties Trust, Glade M. Knight and JAMN Ltd Partnership LLC

10.2	Voting Agreement, dated as of October 25, 2004, by and among Cornerstone Realty Income Trust, Inc. and Thomas H. Lowder

99.1	Joint Press Release, dated October 25, 2004, of Colonial Properties Trust and Cornerstone Realty Income Trust, Inc.